UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
February 26, 2008
ALPHARMA INC.
(Exact Name of registrant as specified in its charter)

Delaware	1-8593	22-2095212

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
440 Route 22, Bridgewater
New Jersey 08807
(Address of principal executive offices)
(866) 322-2525
(Registrant’s telephone number, including area code)
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On February 26, 2008, Alpharma Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2007. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01  Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Company on February 26, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHARMA INC. (Registrant)
By:	/s/ Jeffrey S. Campbell
Jeffrey S. Campbell
Executive Vice President & Chief Financial Officer

Date: February 26, 2008

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by the Company on February 26, 2008.